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Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Terra Industries Inc. (the Company) for the quarterly period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Anthony J. Nocchiero, as Vice President of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

  2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ ANTHONY J. NOCCHIERO Anthony J. Nocchiero Vice President (Principal Financial Officer)
Dated: May 7, 2010

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Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002